VANGUARD(R)PRIMECAP FUND
Semiannual Report * February 28, 2002

Stock
[Picture of Ship on the Water]

                                                                          [LOGO]
                                                           THE VANGUARD GROUP[R]

WHAT YOU CAN CONTROL

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.32% (or $13.20 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under  our  unique  corporate  structure,  shareholders  like  you  own the
Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.
--------------------------------------------------------------------------------
CONTENTS

Letter from the Chairman                                  1
Report from the Adviser                                   4
Fund Profile                                              7
Glossary of Investment Terms                              8
Performance Summary                                       9
Financial Statements                                     10
Advantages of Vanguard.com                               19
--------------------------------------------------------------------------------
SUMMARY
* Vanguard PRIMECAP Fund posted a return of -2.4% for the first half of its 2002 fiscal year, slightly outpacing its average peer mutual fund but lagging the S&P 500 Index.
* The broad stock market plunged early in the period, but recovered some of its losses.
* Negative returns, primarily in technology stocks, offset mostly positive returns in other sectors.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the six months  ended  February  28,  2002,  the U.S.  stock market hit a three-year low, but rebounded to recover some of its losses. In this environment, vanguard(R) primecap fund posted a six-month return of -2.4%, which was marginally higher than that of its average competitor but lower than the return of its benchmark index.
     The table below compares your fund's total return (capital change plus reinvested dividends) with those of the average multi-capitalization core fund and the unmanaged Standard & Poor's 500 Index. The table includes the return for PRIMECAP Fund's Admiral(TM) Shares--a lower-cost share class for large or long-standing accounts--since their inception in November 2001.
     Information on your fund's distributions during the period and its starting and ending net asset values is in the table on page 3.
--------------------------------------------------------------------------------
TOTAL RETURNS                                                   Six Months Ended
                                                               February 28, 2002
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund
 Investor Shares                                                         -2.4%
 Admiral Shares*                                                          5.0
Average Multi-Cap Core Fund**                                            -3.0
S&P 500 Index                                                            -1.7
--------------------------------------------------------------------------------
*Return since inception on November 12, 2001.
**Derived from data provided by Lipper Inc.

FINANCIAL MARKETS IN REVIEW
During the six months ended February 28, 2002, the Wilshire 5000 Total Market Index--the broadest measure of the U.S. stock market--returned -1.1%. Stocks plunged after the September 11 terrorist attacks, but subsequently rallied from the three-year low mark. The stock market fell again near the end of the period, as corporate profits kept declining in the face of a global recession. In addition, the Enron accounting scandal raised concern about the integrity of corporate financial statements.
     Among the market's large stocks, as represented by the Russell 1000 Index, value-oriented shares--those trading at comparatively low prices relative to book value, earnings, and other financial measures--outpaced growth stocks, which trade at higher prices relative to such measures. Among smaller stocks, the pattern was the same. For the six months, small-cap value stocks, as represented by the Russell 2000 Value Index, returned 5.9%, making this category the best-performing market segment.
     International stocks showed general weakness, with more resilience in growth than in value. Overall, international stock returns trailed those of U.S. stocks, in part because a strong dollar reduced the value of foreign assets for investors based in the United States.

================================================================================
MARKET BAROMETER                                                   Total Returns
                                                 Periods Ended February 28, 2002
                                                 -------------------------------
                                                       Six      One       Five
                                                    Months     Year     Years*
--------------------------------------------------------------------------------
STOCKS
 Russell 1000 Index (Large-caps)                      -1.6%    -9.5%       8.4%
 Russell 2000 Index (Small-caps)                       0.9      0.3        6.8
 Wilshire 5000 Index (Entire market)                  -1.1     -8.4        7.8
 MSCI EAFE Index (International)                      -8.3    -19.0        0.3
--------------------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index (Broad taxable market)    3.0%     7.7%       7.7%
 Lehman 10 Year Municipal Bond Index                   2.0      6.6        6.4
 Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                            1.2      3.4        4.9
================================================================================
CPI
 Consumer Price Index                                  0.2%     1.1%       2.2%
--------------------------------------------------------------------------------
*Annualized.

     Bonds provided some shelter from the stock market decline. The Lehman Brothers Aggregate Bond Index--a broad measure of the taxable bond market--returned 3.0% for the six months. Within that period, returns were volatile. In the weeks after September 11, bond yields fell as prices--and returns--soared. But the trend reversed toward the end of the six months, leaving yields more or less where they started.
     For the shortest-term securities, such as money market instruments, however, yields fell and stayed low because of aggressive rate-cutting by the Federal Reserve Board. The Fed reduced short-term interest rates by a total of
1.75 percentage points during the six months (part of an overall reduction of 4.75 percentage points during calendar 2001). Money market investors started the second half of our fiscal year with yields only a bit higher than the current rate of inflation.

PERFORMANCE OVERVIEW
With a return of -2.4%, Vanguard PRIMECAP Fund declined less than its average peer fund by 0.6 percentage point, but more than the S&P 500 Index by about the same margin.
     Some of the biggest losses among the fund's individual holdings were in airline stocks, which plunged after September 11. However, the transportation sector as a whole turned in a strong half-year performance and became the top contributor to the fund's performance relative to its benchmark index. This was due to some solid stock picks, both inside and outside the airline industry, and to the investment adviser's decision to overweight the sector in comparison with the S&P 500. PRIMECAP Fund's transportation-related stocks, which made up an average of 12% of its assets (versus about 2% for the broad market), returned 9%. The adviser's selection among health care stocks also helped our absolute and relative performance.
     The sector that hurt our returns most was technology. The fund's tech issues, which constituted nearly 30% of assets, fell almost -10%, despite a strong rally late in 2001. Other weak areas were utilities and the consumer discretionary sector. The negative impact of these three sectors offset the mostly positive returns in other areas. For details on individual securities, please see the Report from the Adviser starting on page 4.

IN SUMMARY
The past two years have been a particularly volatile time in the financial markets and have illustrated the futility of trying to predict the market. As always, we advocate the sensible course of holding a diversified mix of stocks, bonds, and short-term investments in proportions appropriate for your goals, time horizon, and risk tolerance. Maintaining such a portfolio and tuning out the market "noise" can help you stay on track toward your long-term financial goals. We thank you for your loyalty and for your trust in our approach to investing.


Sincerely,
/S/ John J. Brennan

JOHN J. BRENNAN
Chairman and Chief Executive Officer

March 13, 2002

================================================================================
Your Fund's Performance at a Glance: August 31, 2001-February 28, 2002

                                                               Distributions
                                                                Per Share
                                                             -------------------
                                 Starting         Ending        Income   Capital
                              Share Price    Share Price     Dividends     Gains
--------------------------------------------------------------------------------
Vanguard PRIMECAP Fund
 Investor Shares                   $51.90         $50.24     $0.260       $0.135
 Admiral Shares                     50.00*         52.10      0.275        0.140
--------------------------------------------------------------------------------
*Inception: November 12, 2001.

REPORT FROM THE ADVISER

Vanguard PRIMECAP Fund recorded a -2.4% return during the six months ended February 28, 2002, the first half of our fiscal year. The fund declined a bit less than the average multi-cap core fund (-3.0%) but a bit more than the unmanaged S&P 500 Index (-1.7%).

THE INVESTMENT ENVIRONMENT
Before the events of September 11, speculative and business excesses in the markets and the economy were being corrected. We had survived the 18-month stock market correction and were beginning to glimpse light at the end of the tunnel. We continued to increase the fund's exposure to economically sensitive issues that we thought would recover in 2002.
     But the terrorist attacks changed the investment environment. Now it appeared that the recession would last longer than anticipated. Indeed, the events of September 11 may have accelerated the recessionary cycle by making the downturn more severe and sudden than it would have been. In the wake of the attacks, corporations made significant efforts to cut costs. The Federal Reserve Board continued to reduce interest rates aggressively. And the prospects for fiscal stimuli increased, as federal lawmakers worked on new spending and tax-cut proposals to build on the tax cut passed by Congress early in 2001.
     It is difficult to know what success terrorist groups may have in the future. In deciding on investment policies, investors must make some assumptions about the potential effects of such activity. For the most part, we are assuming that any future terrorist attacks will not have a meaningful impact on the overall economy.
     The economic outlook remains uncertain, but signs of improvement are emerging as the low interest rates fostered by the Federal Reserve Board continue to provide support to consumer spending. Inventory levels have also been significantly reduced. We assume that inflation will trend marginally higher in 2002 as fiscal and monetary stimuli take effect. We believe the economy will begin a gradual recovery this spring. Normally, such a recovery would be led by interest-rate-sensitive areas such as autos and housing; however, these businesses did not slump during the recession, so they may not improve much from current levels.
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects a belief that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment adviser's assessment of such factors as their industry positions, growth potential, and expected profitability.
--------------------------------------------------------------------------------

OUR  SUCCESSES
Although airline stocks plummeted immediately after September 11, our overweighted position in the auto & transportation sector proved to be an area of strength for the fund. A number of our holdings in this group provided superior results, especially large positions in FedEx, Southwest Airlines, and Union Pacific.
     We were also overweighted, compared with the S&P 500 Index, in "other energy," the market's worst-performing sector during the half-year (it made up about 3% of fund assets on average but less than 2% of the index). Nonetheless, superior stock selection turned this into a plus for the fund, because our "other energy" stocks earned 1.5% compared with -23.0% for the index sector. We benefited from having avoided exposure to Enron and several companies--such as Williams Communications, Calpine, and Dynegy--hit by a "contagion effect" in the wake of Enron's collapse.
     The fund also was helped by superior stock selection in the health care sector (where Guidant, Pharmacia, and Novartis were among the standouts) and in the producer durables group (with help from Caterpillar, Tektronix, and Deere).

OUR SHORTFALLS
The technology sector was the market's fourth worst-performing group, and the PRIMECAP Fund suffered from an overweighting in the sector (nearly 30% of fund assets on average; about 17% of the index) as well as from poor stock selection. Among our tech holdings, Micron Technology and Citrix Systems were big losers.
     Given the damage done to airlines by the terrorist attacks, which raised costs and reduced passenger traffic, our significant exposure to this group was harmful. Two of our larger holdings--AMR and Delta Air Lines--were hurt badly. Although passenger traffic has been rebounding, the airline industry continues to face significant risks.
     In the consumer discretionary sector, our poor stock selection (notably General Motors Class H shares and Eastman Kodak) hurt the fund's performance in the latest six months. This sector had been one of our stronger performers in the previous six months.
     In the utilities group, the market's second-worst performer during the six months ended February 28, we also had subpar results. Our holdings in WorldCom and Sprint were hit hard by continued weakness in the telecommunications market (plagued by overcapacity and a general lack of demand) and increasing concerns over liquidity. In addition, the fallout from the Enron debacle hurt our position in UtiliCorp United.
     Finally, we were hurt by our decision to stay away from the consumer staples area, which was the market's third-best-performing group in the past half-year.

We avoided this sector in part because we have positioned the portfolio for an economic recovery, which should disproportionately benefit other sectors.

THE FUND'S POSITIONING
The fund's stance changed little during the six months, although we added to our technology positions as prices grew more attractive. We believe inflation will trend only modestly higher as the economy recovers and the U.S. dollar remains strong.
     Because we expect an economic recovery by mid-2002, we are overweighted in economically sensitive sectors, such as technology, producer durables, auto & transportation, and materials & processing. We also continue an overweighting in the "other energy" group.
     As noted, we are underweighted in consumer staples.
     Our holdings continue to be more diversified than usual, in part because we aren't sure which industry sectors will lead the market in the months ahead.

Howard B. Schow                                  Theo A. Kolokotrones
Portfolio Manager                                Portfolio Manager

                         Joel P. Fried
                         Portfolio Manager

PRIMECAP Management Company

March 11, 2002

FUND PROFILE                                            As of February 28, 2002
     for PRIMECAP Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged market index. Key terms are defined on page 8.

==========================================================
PORTFOLIO CHARACTERISTICS
                                                     S&P
                                     Fund            500
----------------------------------------------------------
Number of Stocks                      119            500
Median Market Cap                  $15.1B         $53.9B
Price/Earnings Ratio                54.4x          29.7x
Price/Book Ratio                     2.6x           3.6x
Yield                                               1.4%
 Investor Shares                     0.4%
 Admiral Shares                      0.5%
Return on Equity                    18.4%          23.8%
Earnings Growth Rate                17.8%          13.7%
Foreign Holdings                     5.5%           1.4%
Turnover Rate                        15%*            --
Expense Ratio                                        --
 Investor Shares                   0.49%*
 Admiral Shares                    0.42%*
Cash Investments                     8.2%            --
------------------------------------------------------------
*Annualized.


=============================================
TEN LARGEST HOLDINGS
 (% of total net assets)
FedEx Corp.                           4.9%
 (air transportation)
Pharmacia Corp.                       4.5
 (pharmaceuticals)
Adobe Systems, Inc.                   3.7
 (software)
Micron Technology, Inc.               3.4
 (electronics)
Texas Instruments, Inc.               3.4
 (electronics)
Phillips Petroleum Co.                2.8
 (oil)
Guidant Corp.                         2.7
 (medical)
Microsoft Corp.                       2.7
 (software)
Novartis AG ADR                        2.5
 (pharmaceuticals)
General Motors Corp. Class H           2.4
 (telecommunications)
-----------------------------------------------
Top Ten                              33.0%
-----------------------------------------------


=========================================               ======================
Volatility Measures                                     Investment Focus
                                      S&P               Market Cap    Large
                           Fund       500               Style         Growth
-----------------------------------------               ======================
  R-Squared                0.65      1.00
  Beta                     1.07      1.00
-----------------------------------------

=========================================


===========================================================
Sector Diversification
  (% of common stocks)
                                                     S&P
                                            Fund     500
----------------------------------------------------------
Auto & Transportation                       14.7%    2.0%
Consumer Discretionary                      13.8    13.5
Consumer Staples                             0.0     8.0
Financial Services                           3.9    19.4
Health Care                                 12.6    14.6
Integrated Oils                              4.6     5.5
Other Energy                                 2.8     1.5
Materials & Processing                       3.8     3.2
Producer Durables                            6.8     3.4
Technology                                  29.2    15.3
Utilities                                    2.6     7.8
Other                                        5.2     5.8
------------------------------------------------------------


                                                           [Picture of Computer]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.
                                                                               7

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
8

PERFORMANCE SUMMARY                                      As of February 28, 2002
   for PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

===================================================================
TOTAL INVESTMENT RETURNS (%) August 31, 1991-February 28, 2002
[Bar Chart]
    YEAR          PRIMECAP FUND       S&P 500 INDEX
    ----          -------------       -------------
    1992               -1.4                7.9
    1993               30.9               15.2
    1994               16.3                5.5
    1995               32.3               21.4
    1996                7.8               18.7
    1997               50.5               40.6
    1998                 -5                8.1
    1999               63.2               39.8
    2000               44.1               16.3
    2001              -26.4              -24.4
    2002*              -2.4               -1.7
--------------------------------------------------------------------
*Six months ended February 28, 2002.
Note: See Financial Highlights tables on pages 15 and 16 for dividend and capital gains information.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                        Ten Years
                                                 One      Five   -------------------------
                                Inception Date   Year    Years   Capital  Income    Total
------------------------------------------------------------------------------------------
PRIMECAP Fund Investor Shares     11/1/1984    -13.35%   17.03%   16.84%    0.72%   17.56%
  Fee-Adjusted Returns*                        -14.20    17.03    16.84     0.72    17.56
PRIMECAP Fund Admiral Shares     11/12/2001      7.69**
  Fee-Adjusted Returns*                          6.62**
------------------------------------------------------------------------------------------
*Reflective  of the 1% fee  assessed on  redemptions  of shares  purchased on or after April 23, 2001, and held for less than five years.
**Returns since inception.

FINANCIAL STATEMENTS
    February 28, 2002 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                   Market
                                                                   Value*
PRIMECAP Fund                                        Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (13.5%)
*(1)  FedEx Corp.                                15,896,000  $    919,743
      Union Pacific Corp.                         6,506,500       394,749
(1)   Delta Air Lines, Inc.                       9,464,700       326,532
      Southwest Airlines Co.                     14,459,737       305,245
*(1)  AMR Corp.                                  11,505,800       300,301
*(1)  Alaska Air Group, Inc.                      2,540,000        78,867
      United Parcel Service, Inc.                 1,200,000        70,728
(1)   Airborne, Inc.                              3,400,000        61,472
      ArvinMeritor, Inc.                          1,800,600        50,759
      Fleetwood Enterprises, Inc.                 1,238,100        12,356
                                                               --------------
                                                                2,520,752
                                                               --------------
CONSUMER DISCRETIONARY (12.6%)
*     General Motors Corp. Class H               30,452,093       449,168
*(1)  Robert Half International, Inc.             9,765,100       253,990
      Eastman Kodak Co.                           7,267,800       228,936
      TJX Cos., Inc.                              5,600,000       212,632
      Lowe's Cos., Inc.                           4,508,600       204,014
      Target Corp.                                4,019,000       168,396
*     Best Buy Co., Inc.                          2,475,000       166,815
      The Walt Disney Co.                         4,000,000        92,000
*     Liberty Media Corp.                         6,600,000        84,480
*(1)  The Neiman Marcus Group, Inc.
        Class A                                   2,246,800        78,346
      Manpower Inc.                               1,829,400        61,340
      Carnival Corp.                              2,230,000        60,857
(1)   The McClatchy Co. Class A                   1,000,000        55,000
      News Corp. Ltd. ADR                         2,472,000        53,741
      Washington Post Co. Class B                    85,000        48,601
      The Gap, Inc.                               3,500,000        41,895
*(1)  The Neiman Marcus Group, Inc.
        Class B                                   1,028,811        33,436
      Tiffany & Co.                                 642,000        21,064
*     Abercrombie & Fitch Co.                       700,000        18,648
      NIKE, Inc. Class B                            300,000        17,658
      RadioShack Corp.                              300,000         8,232
      Royal Caribbean Cruises, Ltd.                 277,000         5,119
*     GC Cos.                                       200,000            43
                                                               --------------
                                                                2,364,411
                                                               --------------
FINANCIAL SERVICES (3.6%)
      The Chubb Corp.                             2,050,000      154,037
      Bank One Corp.                              3,049,300      109,287
      Wells Fargo Co.                             2,000,000       93,800
      Jefferson-Pilot Corp.                       1,500,000       75,855
      Transatlantic Holdings, Inc.                  843,750       73,550
      American International Group, Inc.            700,000       51,779
      Lincoln National Corp.                      1,000,000       51,210
      Torchmark Corp.                             1,200,000       48,228
      St. Paul Cos., Inc.                           250,000       12,225
                                                               --------------
                                                                  669,971
                                                               --------------
HEALTH CARE (11.5%)
      Pharmacia Corp.                            20,656,981       847,969
*     Guidant Corp.                              12,071,264       500,957
      Novartis AG ADR                            12,156,600       461,465

--------------------------------------------------------------------------------
                                                                   Market
                                                                   Value*
                                                     Shares         (000)
--------------------------------------------------------------------------------
      Medtronic, Inc.                             3,465,000  $    154,331
*     Biogen, Inc.                                2,282,000       121,288
      Eli Lilly & Co.                               340,000        25,748
*     Celera Genomics Group-Applera Corp.         1,073,600        21,687
*     Chiron Corp.                                  445,000        19,322
*     Amgen, Inc.                                    42,000         2,435
                                                                 --------------
                                                                2,155,202
                                                               --------------
INTEGRATED OILS (4.2%)
      Phillips Petroleum Co.                      8,800,000       520,168
      Amerada Hess Corp.                          3,860,000       267,382
                                                               --------------
                                                                  787,550
                                                                 --------------
OTHER ENERGY (2.5%)
      Anadarko Petroleum Corp.                    4,974,600       259,177
(1)   Noble Affiliates, Inc.                      3,600,000       130,320
(1)   Pogo Producing Co.                          3,260,000        88,020
                                                               --------------
                                                                  477,517
                                                               --------------
MATERIALS & Processing (3.5%)
      Potash Corp. of Saskatchewan, Inc.          2,600,000       160,784
      Engelhard Corp.                             4,757,600       136,876
      Sigma-Aldrich Corp.                         2,500,000       113,975
      Temple-Inland Inc.                          1,300,000        72,397
      OM Group, Inc.                              1,036,400        69,232
(1)   Granite Construction Co.                    3,150,000        67,819
(1)   MacDermid, Inc.                             1,701,000        35,296
      MeadWestvaco Corp.                             24,250           842
                                                               --------------
                                                                  657,221
                                                               --------------
PRODUCER DURABLES (6.3%)
      Caterpillar, Inc.                           5,770,000       320,293
(1)   Millipore Corp.                             2,820,000       167,435
*(1)  Tektronix, Inc.                             6,629,600       158,514
      Deere & Co.                                 2,848,500       136,529
*     Lexmark International, Inc.                 2,744,700       136,439
*(1)  Plantronics, Inc.                           4,701,500        94,030
      Kennametal, Inc.                            1,260,000        48,686
      Donaldson Co., Inc.                         1,080,000        39,042
*     Agilent Technologies, Inc.                  1,220,480        38,018
*     Dionex Corp.                                  785,600        18,854
      Pall Corp.                                    750,000        14,640
                                                               --------------
                                                                1,172,480
                                                               --------------
TECHNOLOGY (26.8%)
      COMMUNICATIONS TECHNOLOGY (3.9%)
      Motorola, Inc.                             21,425,550       278,532
      LM Ericsson Telephone Co. ADR Class   B    43,488,888       183,523
      Nortel Networks Corp.                      33,669,300       170,703
*     Tellabs, Inc.                               6,600,000        67,716
      Symbol Technologies, Inc.                   3,430,900        29,609

      COMPUTER SERVICES SOFTWARE & Systems (10.4%)
(1)   Adobe Systems, Inc.                        19,010,000       691,584
*     Microsoft Corp.                             8,525,000       497,348
*(1)  Sabre Holdings Corp.                        9,877,911       434,727
*     Rational Software Corp.                     9,300,000       172,608
*(1)  Citrix Systems, Inc.                        9,423,600       142,956

      COMPUTER TECHNOLOGY (1.2%)
      Hewlett-Packard Co.                         8,000,000       160,960
      Compaq Computer Corp.                       6,500,000        65,910
*     Evans & Sutherland Computer Corp.             446,000         3,091

      ELECTRONICS (1.4%)
      Sony Corp. ADR                              5,500,000       254,100

      ELECTRONICS--SEMICONDUCTORS/COMPONENTS (9.0%)
*     Micron Technology, Inc.                    19,837,000       637,760
      Texas Instruments, Inc.                    21,514,000       631,436
      Intel Corp.                                12,750,000       364,013
*     Xilinx, Inc.                                  914,900        32,863
*     LSI Logic Corp.                             1,400,000        20,986

      ELECTRONICS TECHNOLOGY (0.3%)
*(1)  Coherent, Inc.                              1,700,000        48,246

SCIENTIFIC EQUIPMENT & Supplies (0.6%)
      Applied Biosystems Group-
        Applera Corp.                             5,258,600       118,844
                                                               --------------
                                                                5,007,515
                                                               --------------
UTILITIES (2.4%)
(1)   UtiliCorp United, Inc.                      8,016,820       176,691
*     WorldCom Inc.- WorldCom Group              18,812,800       141,472
      Sprint Corp.                                8,848,800       124,680
      WorldCom Inc.-MCI Group                       433,912         2,990
                                                             --------------
                                                                  445,833
                                                               --------------
OTHER (4.9%)                                                      914,024
                                                               --------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $13,624,735)                                           17,172,476
--------------------------------------------------------------------------------

                                                       Face        Market
                                                     Amount        Value*
PRIMECAP Fund                                         (000)         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.5%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.89%, 3/1/2002--Note G                        $   21,403   $    21,403
  1.89%, 3/1/2002                                 1,573,742     1,573,742
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,595,145)                                             1,595,145
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $15,219,880)                                           18,767,621
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                               38,586
Liabilities--Note G                                               (98,344)
                                                               --------------
                                                                  (59,758)
                                                               --------------
--------------------------------------------------------------------------------
NET ASSETS (100%) $18,707,863
================================================================================
*    See Note A in Notes to Financial Statements.
*    Non-income-producing security.
(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,343,325,000.
ADR--American Depositary Receipt.

================================================================================
                                                                   Amount
                                                                    (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                       $15,172,462
Overdistributed Net
  Investment Income--Note E                                        (6,530)
Accumulated Net Realized Losses                                    (5,810)
Unrealized Appreciation--Note F                                 3,547,741
--------------------------------------------------------------------------------
NET ASSETS                                                    $18,707,863
================================================================================
Investor Shares--Net Assets
Applicable to 349,998,678 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                    $17,582,453
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                  $50.24
================================================================================
Admiral Shares--Net Assets
Applicable to 21,599,501 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                     $1,125,410
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                   $52.10
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                            PRIMECAP Fund
                                       Six Months Ended February 28, 2002
                                                                     (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends*                                                      $ 60,549
 Interest                                                          17,237
 Security Lending                                                     176
--------------------------------------------------------------------------------
  Total Income                                                     77,962
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                  16,220
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                                 25,152
   Admiral Shares                                                     511
 Marketing and Distribution
   Investor Shares                                                  1,328
   Admiral Shares                                                       6
Custodian Fees                                                        110
Auditing Fees                                                           6
Shareholders' Reports
   Investor Shares                                                    132
   Admiral Shares                                                       4
Trustees' Fees and Expenses                                             8
--------------------------------------------------------------------------------
  Total Expenses                                                   43,477
  Expenses Paid Indirectly--Note D                                   (480)
--------------------------------------------------------------------------------
  Net Expenses                                                     42,997
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              34,965
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD*          (375,116)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                        (166,076)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $(506,227)
================================================================================
* Dividend income and realized net gain (loss) from affiliated companies were $7,342,000 and $(100,928,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

=====================================================================================================
                                                                 PRIMECAP Fund
                                               ------------------------------------------------------
                                                   Six Months                                 Year
                                                        Ended          Jan. 1 to             Ended
                                                Feb. 28, 2002      Aug. 31, 2001     Dec. 31, 2000
                                                        (000)              (000)             (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
 Net Investment Income                               $ 34,965           $ 78,126         $ 176,463
 Realized Net Gain (Loss)                            (375,116)           446,817         1,262,961
 Change in Unrealized Appreciation (Depreciation)    (166,076)        (3,468,377)         (817,005)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
           Resulting from Operations                 (506,227)        (2,943,434)          622,419
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
    Investor Shares                                   (90,882)            (7,122)         (166,715)
    Admiral Shares                                     (3,771)               --                --
 Realized Capital Gain*
    Investor Shares                                   (47,192)          (138,858)       (1,350,981)
    Admiral Shares                                     (1,920)               --                --
----------------------------------------------------------------------------------------------------
    Total Distributions                              (143,765)          (145,980)       (1,517,696)
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
 Investor Shares                                     (672,182)           221,740         4,745,524
 Admiral Shares                                     1,135,600                --                --
---------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from
           Capital Share Transactions                 463,418            221,740         4,745,524
---------------------------------------------------------------------------------------------------
 Total Increase (Decrease)                           (186,574)        (2,867,674)        3,850,247
---------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                               18,894,437         21,762,111        17,911,864
---------------------------------------------------------------------------------------------------
 End of Period                                    $18,707,863        $18,894,437       $21,762,111
===================================================================================================
*Includes  fiscal 2002,  2001, and 2000 short-term gain  distributions  totaling
$49,112,000,  $7,121,000,  and  $129,665,000,   respectively.   Short-term  gain
distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

PRIMECAP FUND INVESTOR SHARES

===================================================================================================================
                                              Six Months
                                                   Ended    Jan. 1 to      Year Ended December 31,
For a Share Outstanding                         Feb. 28,     Aug. 31,  ---------------------------------------------
Throughout Rach Period                             2002         2001      2000      1999     1998     1997    1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $51.90       $60.38   $62.07    $47.66   $39.56   $30.08  $26.23
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .094          .21      .52       .26      .34      .21     .19
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (1.359)       (8.28)    2.33     19.07     9.63    10.77    4.59
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations              (1.265)       (8.07)    2.85     19.33     9.97    10.98    4.78
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.260)        (.02)    (.49)     (.27)    (.35)    (.20)   (.20)
  Distributions from Realized Capital Gains        (.135)        (.39)   (4.05)    (4.65)   (1.52)   (1.30)   (.73)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                            (.395)        (.41)   (4.54)    (4.92)   (1.87)   (1.50)   (.93)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $50.24       $51.90   $60.38    $62.07   $47.66   $39.56  $30.08
====================================================================================================================
TOTAL RETURN*                                     -2.44%      -13.39%    4.47%    41.34%   25.44%   36.79%  18.31%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $17,582      $18,894  $21,762   $17,912  $11,210   $8,186  $4,204
  Ratio of Total Expenses to
    Average Net Assets                           0.49%**      0.50%**    0.48%     0.51%    0.51%   0.51%    0.59%
  Ratio of Net Investment Income
    to Average Net Assets                        0.39%**      0.58%**    0.80%     0.50%    0.78%   0.69%    0.69%
Portfolio Turnover Rate                            15%**           7%      11%       19%      13%     13%      10%
===================================================================================================================
*Total  returns do not reflect  the 1% fee  assessed  on  redemptions  of shares purchased on or after April 23, 2001, and held for less than five years.
**Annualized.

PRIMECAP FUND ADMIRAL SHARES
================================================================================
                                                             Nov. 12, 2001* to
For a Share Outstanding Throughout The Period                    Feb. 28, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $50.00
--------------------------------------------------------------------------------
Investment Operations
  Net Investment Income                                                   .066
  Net Realized and Unrealized Gain (Loss) on Investments                 2.449
--------------------------------------------------------------------------------
    Total from Investment Operations                                     2.515
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (.275)
  Distributions from Realized Capital Gains                              (.140)
--------------------------------------------------------------------------------
    Total Distributions                                                  (.415)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $52.10
================================================================================
Total Return**                                                           5.03%
================================================================================
Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                                  $1,125
  Ratio of Total Expenses to Average Net Assets                         0.42%Y
  Ratio of Net Investment Income to Average Net Assets                  0.44%Y
  Portfolio Turnover Rate                                                 15%Y
================================================================================
*Inception.
**Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years. YAnnualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to August 31.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial statement purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended February 28, 2002, the investment advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2002, the fund had contributed capital of $3,476,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.47% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 28, 2002, these arrangements reduced the fund's expenses by $480,000 (an annual rate of 0.01% of average net assets).

E. During the period ended February 28, 2002, the fund purchased $1,651,241,000 of investment securities and sold $1,212,527,000 of investment securities, other than temporary cash investments.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the six months ended February 28, 2002, as distributions from net investment income. Accordingly, the fund has reclassified $4,640,000 from undistributed net investment income to paid-in capital.

F. At February 28, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,547,741,000, consisting of unrealized gains of $5,252,954,000 on securities that had risen in value since their purchase and $1,705,213,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at February 28, 2002, was $20,245,000, for which the fund held cash collateral of $21,403,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------
                              Six Months Ended             Jan. 1 to             Year Ended
                               Feb. 28, 2002              Aug. 31, 2001         Dec. 31, 2000
                          -------------------------  ---------------------  --------------------
                                Amount     Shares      Amount     Shares      Amount     Shares
                                 (000)      (000)       (000)      (000)       (000)      (000)
------------------------------------------------------------------------------------------------
Investor Shares
 Issued                     $1,544,417     31,381  $2,224,102     39,306  $6,063,577     89,135
 Issued in Lieu of
   Cash Distributions          134,960      2,676     142,896      2,660   1,484,196     23,985
 Redeemed*                  (2,351,559)   (48,101) (2,145,258)   (38,352) (2,802,249)   (41,264)
                            --------------------------------------------------------------------
   Net Increase (Decrease)--
    Investor Shares           (672,182)   (14,044)    221,740      3,614   4,745,524     71,856
                            --------------------------------------------------------------------
Admiral Shares
 Issued                      1,149,303     21,861         --         --          --         --
 Issued in Lieu of
   Cash Distributions            5,148         98         --         --          --         --
Redeemed*                      (18,851)      (359)        --         --          --         --
                            --------------------------------------------------------------------
   Net Increase (Decrease)--
     Admiral Shares          1,135,600     21,600         --         --          --         --
------------------------------------------------------------------------------------------------

*Net of redemption fees of $371,000 and $120,000 for 2002 and 2001, respectively (fund totals). The fund did not assess redemption fees in 2000.

ADVANTAGES OF VANGUARD.COM(TM)

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

     * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.

     * Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web Profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to have us mail out only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (Year Elected)

John J. Brennan        Chairman of the Board, Chief Executive Officer, and
 (1987)                Director/Trustee of The Vanguard Group, Inc., and of
                       each of the investment companies served by The Vanguard Group.

Charles D. Ellis       The Partners of '63 (pro bono ventures in education);
 (2001)                Senior Adviser to Greenwich Associates (international
                       business-strategy consulting); Successor Trustee of
                       Yale University; Overseer of the Stern School of
                       Business at New York University; Trustee of the Whitehead
                       Institute for Biomedical Research.

Rajiv L. Gupta         Chairman and Chief Executive Officer of Rohm and Haas Co.
 (2001)                (chemicals); Director of Technitrol, Inc. (electronic
                       components), and Agere Systems (communications components); Board Member of the American Chemistry
                       Council; and Trustee of Drexel University.

JoAnn Heffernan Heisen Vice President, Chief Information Officer, and Member of
 (1998) the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

Burton G. Malkiel      Chemical Bank Chairman's Professor of Economics,
 (1977)                Princeton University; Director of Vanguard Investment
                       Series plc (Irish investment fund), Vanguard Group
                       (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital
                       (investment management firm), The Jeffrey Co.
                       (holding company), and NeuVis, Inc. (software company).

Alfred M. Rankin, Jr.  Chairman, President, Chief Executive Officer, and
 (1993)                Director of NACCO Industries,Inc.
                       (forklift trucks/housewares/lignite); Director of Goodrich Corporation(industrial products/aircraft systems and services); Director of the Standard Products Company (a supplier for the automotive industry) until 1998.

J. Lawrence Wilson     Retired Chairman and Chief Executive Officer of Rohm and
 (1985)                Haas Co. (chemicals); Director of Cummins Inc.
                       (diesel engines), The Mead Corp. (paper products), and
                       AmerisourceBergen Corp. (pharmaceutical distribution);
                       Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS

R. Gregory Barton      Secretary; Managing Director and General Counsel of
                       The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins      Treasurer; Principal of The Vanguard Group, Inc.;
                       Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.           F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.             MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.                 RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.                  GEORGE U. SAUTER, Quantitative Equity Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                               [Picture of Ship]
                                                                          [Logo]
                                                              The Vanguard Group
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Explorer, Morgan, LifeStrategy, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the property of their respective owners.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.


                                                                     Q592 042002